UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-23575

          KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

    30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

         New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Jonathan Gaines, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KKR Real Estate Select Trust Inc.

Semi-Annual Report

June 30, 2026 (Unaudited)

KKR Real Estate Select Trust Inc. (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-844-8655; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s Statement of Additional Information includes information about the Fund’s Directors and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

Dear KREST Shareholders,

The first half of 2026 reinforced a “higher-for-longer” macro regime: sticky inflation, long-term interest rates up roughly 70 basis points (“bps”) since February, and a real estate recovery that remains uneven but real. Rather than underwriting a rapid return to low rates, we focused instead on newer, needs-based assets leased to high-credit tenants. Against that backdrop, and despite volatility from the Middle East conflict and pockets of sector-specific supply pressure, KREST’s income-oriented, high-quality portfolio delivered modestly positive returns in the first half of the year while we advanced structural enhancements designed to better align the Fund’s structure with shareholder interests.

Fund Performance Overview

KREST generated a 0.73% net total return (Class I) for the first half of 2026, bringing inception-to-date performance to 4.96% (annualized, Class I). Performance during the first half was uneven, reflecting the divergence in performance across different sectors and assets in the broader market. The Fund’s performance continues to be underpinned by stable, contractual cash flows from high-quality, income-producing assets. Exposure to industrial, senior living, and real estate credit was a key support for both income and total return. However, asset-specific valuation adjustments in select pockets of the portfolio, most notably multifamily housing in Philadelphia, Pennsylvania, detracted from returns as supply and expense pressures weighed on rents and net operating income (“NOI”). The majority of the portfolio continues to perform in line with expectations, with senior living now the standout.

As part of our alignment efforts, effective May 20, 2026, KREST introduced a new distribution framework targeting an approximately 5.5% annualized net distribution rate (Class I) based on month-end NAV, designed to be fully covered by current and projected distributable earnings. As of June 30, 2026, the Class I annualized net distribution rate was 5.59%. KKR also agreed to waive its incentive fee from May 20, 2026 through June 30, 2027 as an additional measure to support shareholders and total return. Shareholders also retain the support of the KREST Shareholder Priority Plan, under which KKR Alternative Assets LLC has committed to hold approximately 7.7 million Class I shares to support (but not guarantee) a net asset value (“NAV”) per share of up to $27.00 on June 1, 2027.

Portfolio and Capital Deployment

We believe KREST’s portfolio remains anchored in high-quality, income-generating properties in sectors and markets with favorable long-term supply and demand dynamics. Senior living emerged as a notable bright spot and the most material allocation change, now representing approximately 9% of the portfolio following acquisitions in Arizona (December 2025) and Florida (March 2026). In our view, senior living represents a growth-oriented allocation in a supply-constrained sector that provides exposure to the demographic tailwind of an aging population. We remained active in real estate credit as well: in late June, KREST received the full, on-time repayment of its NEMA Chicago mezzanine loan, and in early July we added a $16 million directly-originated loan secured by a ~275-unit, Class-A garden-style multifamily property in West Palm Beach, Florida.

From an asset and portfolio management perspective, the majority of KREST’s portfolio of 87 properties is 98% occupied by primarily investment-grade tenants with triple-net leases and continues to perform well. We continue to focus on asset management initiatives for properties and markets where current and expected NOI are being affected by continued elevated new supply and expense pressures, such as multifamily housing in Philadelphia, Pennsylvania, though recovery there will depend in part on broader market normalization. We expect to continue deploying available liquidity into attractive real estate credit opportunities and targeted equity acquisitions in the quarters ahead.

Market Environment and Outlook

We entered the year expecting a bifurcated environment—one in which markets with limited new supply and favorable demographics outperform, while those still digesting elevated construction pipelines lag. That is precisely what played out. Industrial vacancy tightened alongside a continued flight-to-quality; senior living benefited from powerful demographic tailwinds and construction sitting at its lowest level since 2012; and multifamily diverged as certain markets began to stabilize while others continued to feel the pressures of prior-cycle supply. Encouragingly, construction pipelines across multifamily and industrial have fallen roughly 60–70% from their peak, setting up a favorable supply backdrop as demand endures.

In real estate credit, we continue to see compelling opportunities and strong activity, illustrated by year-to-date single-asset/single-borrower commercial mortgage-backed securities issuance that, on a year-to-date basis, is already exceeding prior peak periods such as 2022 and 2025. Refinancing demand remains strong, driven by the combination of higher interest rates, reset property values, and tighter capital availability. While significant capital has flowed into the sector over the last couple of years, demand for financing continues to outpace supply in many areas of the market, and our relationships with sponsors provide access to differentiated opportunities.

Conclusion

In our view, the macro backdrop remains supportive of real assets despite ongoing market volatility. KKR continues to believe that a “regime change” is underway, with a “higher-for-longer” environment characterized by structurally higher inflation and resilient but uneven economic growth. We see attractive relative value in private real estate following the sector’s repricing and believe that real assets are well-positioned due to their ability to provide inflation resilience, durable income and portfolio diversification. We continue to believe private real estate offers compelling relative value following the repricing of recent years, and that the recovery will be led by fundamentals—demographics, migration, e-commerce, and the onshoring of supply chains—rather than a quick decline in rates. KREST’s portfolio remains positioned around high-quality, income-generating assets with portfolio construction supported by 44% combined net leverage, no fund-level leverage and a flexible mandate across equity and credit. With the new distribution framework and incentive fee waiver, as well as the depth of KKR’s operating platform, we remain committed to supporting KREST’s shareholders and are oriented towards optimal long-term outcomes.

As always, we thank you for your continued trust and partnership, and we encourage you to reach out to your KKR relationship manager with any questions.

Sincerely,

Ralph Rosenberg — Chairman of the Board

Matt Salem — Vice Chairman of the Board

Julia Butler — Chief Executive Officer & President

KREST Performance Summary as of June 30, 2026(1)

Share Class	Net Distribution Rate (annualized)	3-Month Net Total Return	YTD Net Total Return	1-Yr. Net Total Return (annualized)	3-Yr. Net Total Return (annualized)	5-Yr. Net Total Return (annualized)	ITD Net Total Return (annualized)	NAV per Share	Inception Date
Class I	5.59%	0.37%	0.73%	1.92%	-1.54%	2.72%	4.96%	$22.88	7/2/2020
Class U (No Sales load)	4.73%	0.16%	0.31%	1.05%	-2.37%	1.85%	1.85%	$22.88	7/1/2021
Class D(2)	5.34%	0.30%	0.61%	1.66%	-1.78%	-	-1.28%	$22.88	3/4/2022
Class S (No Sales load)	4.73%	0.16%	0.31%	1.05%	-2.37%	-	-3.24%	$22.88	9/9/2022

Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted.

KREST Portfolio Summary as of June 30, 2026

	$1.5 billion	$1.5 billion	0%
Fund Statistics	Total Assets (GAAP)	Net Asset Value	Fund-Level Gross Leverage

	$3.3 billion	87	98%	44%
Real Estate Metrics	Gross Property Value (inc. unconsolidated subsidiaries)	Total Properties	Occupancy Rate	Combined Net Leverage (inc. unconsolidated subsidiaries)

Notes

1.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if investments decline in value. Diversification of portfolio holdings does not assure a profit or protect against loss in a declining market. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and is not intended to be a complete investment program. Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. For important information regarding the Net Distribution Rate, please refer to the Glossary of Terms.

2.

On May 11, 2023, KREST’s outstanding Class D shares were converted to Class I shares, and there were no outstanding Class D shares between May 12, 2023 and September 18, 2023. For periods including May 11, 2023 through September 18, 2023, which includes the monthly, 3-month, YTD, and ITD periods, net returns presented for Class D are calculated based on actual performance for Class I plus the impact of the Servicing Fee of 0.25% per annum applicable to Class D shares, as detailed in the Fund’s Prospectus. Commissions, fees and expenses are identical between Class D and Class I shares, with the exception of the Servicing Fee. For purposes of performance calculation, Class D inception date reflects the original share class inception date of March 4, 2022. Class D re-issue inception date is September 19, 2023. There have been no changes to the Class D share class specifics from inception to re-issuance.

All figures are approximate and as of June 30, 2026, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking views and opinions of the market and KREST’s portfolio and performance positioning, as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.

Certain information contained in this material constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and most recent annual report, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking statements. Percentages shown may not total 100% due to rounding.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if investments decline in value. Diversification of portfolio holdings does not assure a profit or protect against loss in a declining market. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and is not intended to be a complete investment program. Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Class I information is presented above; please refer to www.krest.reit for additional information, including performance details for Class U, Class S and Class D shares. Class I Inception Date is July 2, 2020.

Glossary of Terms

KREST Shareholder Priority Plan: On June 4, 2024, KKR Alternative Assets LLC (“KAA”) contractually committed to the Fund to continue to hold approximately 7.7 million of KREST Class I shares currently owned by KAA, representing approximately $177 million based on the Fund’s NAV as of June 30, 2026 (the “Support Shares”) through June 1, 2027 and, to the extent necessary, contribute such shares to the Fund to support a NAV per share of $27.00 per share for each class on such date (the “Shareholder Priority Plan”). If the contribution of the Support Shares is not sufficient to reach a NAV per share of $27.00, KAA will contribute all such Support Shares to support KREST’s NAV per share on such date. While the Shareholder Priority Plan is a contractual obligation to support the Fund’s NAV per share, there is no guarantee the contribution of the Support Shares will be sufficient to achieve a $27.00 NAV per share on June 1, 2027. For the avoidance of doubt, KAA is not obligated to contribute shares prior to June 1, 2027, and KAA is not obligated to contribute any of the Support Shares if the NAV per share for each class equals or exceeds $27.00 on June 1, 2027. If KAA were to effect the Shareholder Priority Plan today it would contribute 7.7 million shares (out of the total 7.7 million shares agreed to be contributed) to KREST, which would result in a NAV per share of $26.02 per share for each class. KAA’s allocation of $50 million in new capital investment in KREST along with any future investments are not subject to subordination and/or cancellation.

Gross Property Value: Represents real estate and other assets held by KREST’s unconsolidated subsidiaries, including any portion not owned by the Fund. As of June 30, 2026, the Fund’s economic interest in such joint ventures ranges from 50.5% to 99.5%. For financial reporting purposes, KREST includes the fair value of its equity interests in these subsidiaries in its total assets. As of June 30, 2026, the estimated fair value of the Fund’s net equity interest in these subsidiaries is $1,004.4 million.

Annualized ITD Net Return: Performance since inception through date indicated. Class I inception date is July 2, 2020; Class U inception date is July 1, 2021; Class D inception date is March 4, 2022; Class S inception date is September 9, 2022. On May 11, 2023, KREST’s outstanding Class D shares were converted to Class I shares, and there were no outstanding Class D shares between May 12, 2023 and September 18, 2023. For periods including May 11, 2023 through September 18, 2023, which includes the monthly, 3-month, YTD, and ITD periods, net returns presented for Class D are calculated based on actual performance for Class I plus the impact of the Servicing Fee of 0.25% per annum applicable to Class D shares, as detailed in the Fund’s Prospectus. Commissions, fees and expenses are identical between Class D and Class I shares, with the exception of the Servicing Fee. For purposes of performance calculation, Class D inception date reflects the original share class inception date of March 4, 2022. Class D re-issue inception date is September 19, 2023. There have been no changes to the Class D share class specifics from inception to re-issuance. ITD performance number is annualized if time period is longer than one year. Reflects the percentage change in NAV per share plus the applicable distributions per share for the applicable period. Assumes the reinvestment of distributions pursuant to the Fund’s distribution reinvestment plan. Past performance is historical and not a guarantee of future results.

Net Distribution Rate: Reflects the annualized monthly dividend for June 2026 divided by the month-end NAV for the respective share class. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Beginning May 20, 2026, any distributions we make will be at the discretion of the Fund’s officers, in an amount equal to annualized 5.5% (Class I) based on each monthly NAV as determined by the board of directors. KREST may pay distributions from sources other than cash flow from operations including, without limitations, the sale of assets, borrowings, return of capital or offering proceeds. This statement is not an indication of the tax treatment of any KREST distributions. Stockholders will be informed of the tax characteristics of any distributions after the close of KREST’s fiscal year. For the 2025 tax year, 100% of KREST’s distributions were classified as Return of Capital (“ROC”). As of June 30, 2026, the Class I net distribution rate is 5.59%, the Class U net distribution rate is 4.73%, the Class D net distribution rate is 5.34% and the Class S net distribution rate is 4.73%.

Loan-to-Value (LTV) is a financial metric that measures the ratio of a loan to the value of the underlying asset, expressed as a percentage. A lower LTV generally indicates lower leverage and potentially lower risk for lenders.

Fund-Level Gross Leverage: Refers only to borrowings made by the Fund and its consolidated subsidiaries. The Fund may employ leverage in the form of loans, preferred stock, reverse repurchase agreements and/or other instruments. As of June 30, 2026, KREST had no borrowings outstanding under its credit facility and no Fund-level leverage outstanding.

Combined Net Leverage is a calculation provided to illustrate the combined leverage of the Fund and the Weighted Average LTV of the Fund’s unconsolidated subsidiaries. It is calculated as the ratio of i) the Fund’s borrowings, less cash and subscription proceeds receivable, plus the Equity-Weighted Unconsolidated Debt of the Fund’s investments divided by ii) the Fund’s total assets plus the Equity-Weighted Unconsolidated Debt of the Fund’s investments.

Equity-Weighted Unconsolidated Debt is a measure of the non-recourse property level financing of the Fund’s investments weighted by the Fund’s equity exposure in such investments, calculated as the Fund’s total investments divided by one minus the Weighted Average LTV, with the result then multiplied by the Weighted Average LTV.

Weighted Average LTV means the loan-to-value ratio of each of the Fund’s investments (whether consolidated or unconsolidated) averaged with a weighting based on the value of the Fund’s equity in each such investment.

Properties and Occupancy are reported based on the equity portion of the KREST portfolio. Excludes equity investment deposits and Real Estate Credit, which includes private real estate debt, including securities, and preferred equity. Property count excludes single family rental homes. Occupancy excludes single family rental homes that have been acquired and/or renovated, as applicable, within 3 months or less.

Consolidated Schedule of Investments (Unaudited)

		Value

Real Estate Equity (a) (b) — 68.5%

Industrial - AIP-PMR 3-Pack		$83,855,220

Industrial - Calhoun 75		15,720,357

Industrial - Charleston		50,025,723

Industrial - Lakemont Blvd		10,684,904

Industrial - Lambert Farms		44,008,455

Industrial - MB Parts Korea DC		18,514,584

Industrial - Rickenbacker Logistics Park		45,335,778

Industrial - S. 500 Whitestown		16,836,090

Industrial - Veterans Point		71,220,521

Medical Office - Southeastern Portfolio I		52,022,115

Prime ST - 300 Pine		55,663,713

Prime ST - El Camino Real		28,666,934

Prime ST - HQ @ First		143,846,850

Residential - Jacksonville Senior Living Portfolio		67,786,933

Residential - Main Line 4-Pack		28,818,538

Residential - National Portfolio 1a		6,320,111

Residential - National Portfolio 1b		84,540,642

Residential - Phoenix Senior Living Portfolio		53,401,386

Residential - Presidential City		58,819,841

Residential - The Beach House Apartments		34,416,984

Residential - Tokyo Multifamily Portfolio I		33,925,871

Total Real Estate Equity (Cost — $1,175,695,936)		1,004,431,550

	Principal Amount

Real Estate Debt — 20.0%

Real Estate Securities — 20.0%

Commercial Mortgage-backed Securities — 20.0%

BOCA Commercial Mortgage Trust 2025-BOCA C, 5.775% (SOFR + 2.150%), 12/15/2042 (c)(d)	$10,000,000	10,039,057

BX Commercial Mortgage Trust 2021-21M E, 5.910% (SOFR + 2.285%), 10/15/2036 (c)(d)	7,042,700	7,039,539

BX Commercial Mortgage Trust 2021-21M F, 6.358% (SOFR + 2.733%), 10/15/2036 (c)(d)	7,000,000	6,997,064

BX Commercial Mortgage Trust 2024-GPA2 E, 7.165% (SOFR + 3.540%), 11/15/2041 (c)(d)	18,111,654	18,079,013

BX Commercial Mortgage Trust 2024-GPA3 B, 5.268% (SOFR + 1.642%), 12/15/2039 (c)(d)	10,622,650	10,662,196

BX Trust 2025-DELC F, 7.575% (SOFR + 3.950%), 12/15/2042 (c)(d)	20,000,000	20,062,992

BX Trust 2025-DIME F, 7.325% (SOFR + 3.700%), 2/15/2035 (c)(d)	43,248,000	43,065,705

BX Trust 2025-DIME JRR, 9.225% (SOFR + 5.600%), 2/15/2035 (a)(c)(d)	8,000,000	7,999,888

BX Trust 2025-DIME KRR, 9.225% (SOFR + 5.600%), 2/15/2035 (a)(c)(d)	2,000,000	1,999,972

BX Trust 2025-LUNR B, 5.475% (SOFR + 1.850%), 6/15/2040 (c)(d)	11,673,901	11,721,446

CRSNT Trust 2026-MOON E, 7.125% (SOFR + 3.500%), 2/15/2043 (c)(d)	20,000,000	20,139,196

CRSNT Trust 2026-MOON F, 8.625% (SOFR + 5.000%), 2/15/2043 (c)(d)	22,200,000	22,165,710

DBC 2025-DBC Mortgage Trust B, 5.226% (SOFR + 1.600%), 11/15/2042 (c)(d)	20,000,000	20,061,544

Fontainebleau Miami Beach Mortgage Trust 2024-FBLU F, 7.875% (SOFR + 4.250%), 12/15/2039 (c)(d)	10,000,000	10,103,876

FS 2026-ORL E, 6.875% (SOFR + 3.250%), 2/15/2041 (c)(d)	8,400,000	8,436,297

FS Trust 2026-HULA E, 7.225% (SOFR + 3.600%), 3/15/2041 (c)(d)	14,000,000	13,996,632

Hawaii Hotel Trust 2025-MAUI F, 7.814% (SOFR + 4.189%), 3/15/2042 (c)(d)	10,000,000	9,967,059

See accompanying notes to consolidated financial statements.

	Principal Amount	Value

Hawaii Hotel Trust 2025-MAUI JRR, 9.412% (SOFR + 5.787%), 3/15/2042 (a)(c)	$10,600,000	$10,595,336

Hawaii Hotel Trust 2025-MAUI KRR, 9.412% (SOFR + 5.787%), 3/15/2042 (a)(c)	2,650,000	2,648,834

LBA Trust 2024-7IND E, 7.215% (SOFR + 3.590%), 10/15/2041 (c)(d)	5,070,062	5,080,515

SCG Trust 2025-SNIP B, 5.275% (SOFR + 1.650%), 9/15/2042 (c)(d)	18,000,000	18,060,606

WCORE Commercial Mortgage Trust 2024-CORE D, 6.566% (SOFR + 2.940%), 11/15/2041 (c)(d)	15,000,000	15,059,771

Total Commercial Mortgage-backed Securities (Cost — $293,453,254)		293,982,248

Total Real Estate Debt (Cost — $293,453,254)		293,982,248

Total Investments (Cost — $1,469,149,190) — 88.5%		1,298,413,798

	Shares

Money Market Fund — 10.1%

U.S. Government Securities —10.1%

Morgan Stanley Institutional Liquidity Funds Government Portfolio, 3.56% (e)	148,440,134	148,440,134

Total Money Market Fund (Cost — $148,440,134) — 10.1%		148,440,134

Total Investments Including Money Market Fund (Cost — $1,617,589,324) — 98.6%		1,446,853,932

Other Assets in Excess of Liabilities — 1.4%		19,879,458

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,466,733,390

(a)	Level 3 assets (Note 3).

(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures ranges from 50.5% to 99.5% of the venture. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)	Variable rate investments. Coupon rate, reference index and spread shown is the rate in effect at June 30, 2026.

(d)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. At June 30, 2026 these securities amounted to $280,738,078 or 19.1% of net assets.

(e)	Rate represents the money market fund’s average 7-day yield as of June 30, 2026.

At June 30, 2026, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,072,933	JPY	313,500,000	GS	12/07/2026	$118,865
USD	14,721,279	KRW	17,341,666,350	SCB	12/07/2026	3,420,514
USD	2,879,862	KRW	4,183,000,000	SCB	12/07/2026	167,025
USD	1,183,792	JPY	126,500,000	GS	12/03/2029	294,652
USD	36,632,111	JPY	3,965,000,000	MBL	12/03/2029	8,822,391

						$12,823,447

Abbreviations:

GS	-	Goldman Sachs & Co.

JPY	-	Japanese Yen

KRW	-	Korean Won

MBL	-	Macquarie Bank Limited

SCB	-	Standard Chartered Bank

SOFR	-	Secured Overnight Financing Rate

USD	-	United States Dollar

See accompanying notes to consolidated financial statements.

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets
Investments, at fair value (cost $1,469,149,190)	$1,298,413,798
Cash and cash equivalents	151,280,898
Deferred financing costs	1,427,418
Dividend and interest receivable	1,114,561
Due from Adviser	58,675
Forward foreign currency contracts	12,823,447
Receivable for Fund shares sold	8,427,796
Other assets	87,352

Total Assets	$1,473,633,945

Liabilities
Distributions payable to Common Stockholders	3,977,677
Legal fees payable	1,027,266
Distribution and servicing fees payable	515,807
Audit and tax fees payable	184,029
Directors’ fees payable	148,035
Administration and custody fees payable	52,535
Other accrued expenses	995,206

Total Liabilities	$6,900,555

Net Assets Applicable to Common Stockholders	$1,466,733,390

Net Assets Applicable to Common Stockholders:
Capital stock, $0.001 par value	$64,095
Paid-in capital ($0.001 par value, 500 million shares authorized)	1,471,295,561
Total distributable (loss)	(4,626,266)

Total Net Assets Applicable to Common Stockholders	$1,466,733,390

Net Asset Value Per Share(1):
Class I : Net Asset Value per share ($820,573,564 / 35,858,317 shares outstanding)	$22.88

Class U : Net Asset Value per share ($645,946,851 / 28,227,353 shares outstanding)	$22.88

Class D : Net Asset Value per share ($170,428 / 7,448 shares outstanding)	$22.88

Class S : Net Asset Value per share ($42,547 / 1,859 shares outstanding)	$22.88

Maximum Offering Price Per Share:
Class S (based on a net asset value per share of $22.88/96.50%)(2)	$23.71

(1) Please refer to Note 6 for a discussion of distribution and servicing fees incurred by each class of shares.

(2) A maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50%.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2026

Investment Income
Dividend income (net of foreign taxes withheld $348,558)	$23,580,771
Interest income	16,251,182

Total Investment Income	39,831,953

Expenses
Advisory fees	8,935,250
Interest expense	935,182
Legal fees	1,144,931
Administration and custody fees	736,320
Directors’ fees	312,411
Audit and tax fees	242,985
Transfer agent fees	314,323
Insurance	218,545
Distribution and servicing fees
Class U	2,672,438
Class D	211
Class S	179
Incentive fees	3,712,043
Other expenses	740,065

Total expenses	19,964,883

Less: Expenses reimbursed by the Adviser	(94,898)
Less: Incentive fees waived by the Adviser	(865,175)

Net Expenses	19,004,810

Net Investment Income	20,827,143

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) From:
Investments	194,183
Forward foreign currency contracts	3,311,646
Foreign currency transactions	(68,488)

Net Realized Gain	3,437,341

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,411,880)
Forward foreign currency contracts	(163,841)
Foreign currency transactions	(15,071)

Change in Net Unrealized Depreciation	(16,590,792)

Net Realized and Unrealized Loss on Investments	(13,153,451)

Increase in Net Assets Applicable to Common Stockholders from operations	$7,673,692

See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	For the Six Months
	Ended
	June 30, 2026		For the Year Ended
	(Unaudited)		December 31, 2025

Operations:
Net Investment Income	$20,827,143		$ 35,274,038
Net realized gain	3,437,341		94,741
Change in net unrealized (depreciation)	(16,590,792)		(31,489,805)

Increase in Net Assets Applicable to Common Stockholders from Operations	7,673,692		3,878,974

Distributions to Common Stockholders From:
Return of capital	(43,220,561	)(1)	(78,862,866)(2)

Decrease in Net Assets from Distributions to Common Stockholders	(43,220,561)		(78,862,866)

Fund Share Transactions
Net proceeds from sale of shares	171,235,970		452,626,727
Reinvestment of distributions	15,631,257		29,821,613
Cost of shares repurchased through tender offer	(141,182,809)		(210,795,039)

Increase in Net Assets from Fund Share Transactions	45,684,418		271,653,301

Increase in Net Assets Applicable to Common Stockholders	10,137,549		196,669,409

Net Assets Applicable to Common Stockholders:
Beginning of period	1,456,595,841		1,259,926,432
End of period	$1,466,733,390		$ 1,456,595,841

(1)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(2)

Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2026

Cash Flows from Operating Activities:(1)

Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$7,673,692

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:

Purchases of real estate investments and portfolio securities	(130,321,693)

Proceeds from disposition of real estate investments and portfolio securities	225,476,247

Net accretion and amortization of discount/premium on investment securities	(938,257)

Management fee paid in shares of the Fund	8,935,250

Incentive fee paid in shares of the Fund	2,846,868

Directors’ fee paid in shares of the Fund	150,000

Amortization of deferred financing costs	469,261

(Increase) decrease in dividends and interest receivable	543,774

(Increase) decrease in receivable due from Adviser	623,478

(Increase) decrease in other assets	2,715,794

Increase (decrease) in administration and custody fees payable	(406,277)

Increase (decrease) in directors’ fees payable	(30,089)

Increase (decrease) in legal fees payable	652,293

Increase (decrease) in audit and tax fees payable	(85,605)

Increase (decrease) in distribution and servicing fees	10,008

Increase (decrease) in other expenses payable	(276,001)

Change in net unrealized (appreciation) depreciation on investments	16,411,880

Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	163,841

Net realized (gain) loss on investment security transactions	(194,183)

Net cash and foreign currency provided by (used in) operating activities	134,420,281

Cash Flows from Financing Activities:

Proceeds from revolving credit facility	35,250,000

Repayment of revolving credit facility	(35,250,000)

Proceeds from sale of common stock	156,287,546

Payment of dividends and distributions to Common Stockholders	(28,517,911)

Payment of shares repurchased through tender offer	(141,182,809)

Net cash and foreign currency provided by (used in) financing activities	(13,413,174)

Net Increase (Decrease) in Cash and Foreign Currency	121,007,107

Cash, Cash Equivalents and Foreign Currency:

Beginning of period	30,273,791

End of period	$151,280,898

(1) Interest expense paid by the Fund was $691,913.

Supplemental disclosure of non-cash operating activities:
Return of capital from real estate equity investments	$36,399,270

Purchase of real estate equity investments	$(36,399,270)

Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions	$15,631,257

See accompanying notes to consolidated financial statements.

Financial Highlights

	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2026		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Class I Shares
Per Share Operating Performance(1)
Net asset value, beginning of period	$23.45		$24.86		$27.00		$30.39		$29.49		$26.32

Income (Loss) from operations:
Net investment income	0.38		0.76		0.79		0.83		1.02		1.37
Net realized and unrealized gain (loss)(2)	(0.21)		(0.61)		(1.37)		(2.66)		1.44		5.09

Total income (loss) from operations	0.17		0.15		(0.58)		(1.83)		2.46		6.46
Less distributions:	(0.74	)(3)	(1.56	)(4)	(1.56	)(4)	(1.56	)(4)	(1.56	)(4)	(3.29	)(4)

Net asset value, end of period	$22.88		$23.45		$24.86		$27.00		$30.39		$29.49

Total return(5)	0.73%		0.66%		(2.17)%		(6.25)%		8.32%		26.06%
Ratio to average net assets
Expenses, before waivers(6)	2.42%		2.50%		2.44%		2.56%		3.11%		4.09%
Expenses, after waivers(6)	2.29%		2.40%		2.34%		2.47%		2.58%		1.67%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(6)	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Net investment income(6)	3.29%		3.17%		3.09%		2.85%		3.25%		4.91%
Supplemental data
Net assets, end of period (000’s)	$820,574		$831,635		$556,619		$460,975		$511,959		$340,123
Portfolio turnover rate(7)	12.07%		15.25%		18.23%		6.41%		7.44%		32.00%

(1)	Per share calculations were performed using the average shares outstanding for the period. Per share data may be rounded in order to recompute the ending net asset value per share.

(2)

The amount shown is the balancing amount derived from the other figures in the schedule. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses on investments for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(4)	Taxed as a return of capital.

(5)

Total return is for the period indicated and has not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(6)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole and has not been annualized.

See accompanying notes to consolidated financial statements.

Financial Highlights

											For the Period
	For the Six		For the		For the		For the		For the		from July
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		1, 2021(1) to
	June 30, 2026		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Class U Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$23.45		$24.86		$27.00		$30.39		$29.49		$26.71

Income (Loss) from operations:
Net investment income	0.28		0.54		0.59		0.59		0.75		0.54
Net realized and unrealized gain (loss)(3)	(0.21)		(0.59)		(1.39)		(2.67)		1.45		2.90

Total income (loss) from operations	0.07		(0.05)		(0.80)		(2.08)		2.20		3.44
Less distributions:	(0.64	)(4)	(1.36	)(5)	(1.34	)(5)	(1.31	)(5)	(1.30	)(5)	(0.66	)(5)

Net asset value, end of period	$22.88		$23.45		$24.86		$27.00		$30.39		$29.49

Total return(6)	0.31%		(0.19)%		(3.00)%		(7.04)%		7.40%		13.03%
Ratio to average net assets
Expenses, before waivers(7)	3.27%		3.34%		3.29%		3.41%		3.93%		5.10%
Expenses, after waivers(7)	3.13%		3.25%		3.19%		3.32%		3.44%		2.81%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(7)	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Net investment income(7)	2.43%		2.25%		2.30%		2.00%		2.39%		3.77%
Supplemental data
Net assets, end of period (000’s)	$645,947		$624,749		$703,083		$872,317		$1,091,336		$370,590
Portfolio turnover rate(8)	12.07%		15.25%		18.23%		6.41%		7.44%		32.00%

(1)	Class U Shares commenced operations on July 1, 2021.

(2)	Per share calculations were performed using the average shares outstanding for the period. Per share data may be rounded in order to recompute the ending net asset value per share.

(3)

The amount shown is the balancing amount derived from the other figures in the schedule. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses on investments for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.

(4)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(5)	Taxed as a return of capital.

(6)

Total return is for the period indicated and has not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(7)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole and has not been annualized.

See accompanying notes to consolidated financial statements.

Financial Highlights

							For the Period
	For the Six		For the Year		For the Year		from September		For the Period		For the Period
	Months Ended		Ended		Ended		19, 2023(1) to		from January 1,		from March 4,
	June 30, 2026		December 31,		December 31,		December 31,		2023 to		2022(1) to December
	(Unaudited)		2025		2024		2023		May 11, 2023(1)		31 , 2022
Class D Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$23.45		$24.86		$27.00		$28.52		$30.39		$30.80

Income (Loss) from operations:
Net investment income	0.35		0.69		0.74		0.16		0.27		0.78
Net realized and unrealized gain (loss)(3)	(0.21)		(0.60)		(1.38)		(1.26)		(0.03)		0.03

Total income (loss) from operations	0.14		0.09		(0.64)		(1.10)		0.24		0.81
Less distributions:	(0.71	)(4)	(1.50	)(5)	(1.50	)(5)	(0.42	)(5)	(0.53	)(5)	(1.22	)(5)

Net asset value, end of period	$22.88		$23.45		$24.86		$27.00		$30.10		$30.39

Total return(6)	0.61%		0.40%		(2.42)%		(3.89)%		0.80%		2.56%
Ratio to average net assets
Expenses, before waivers(7)	2.67%		2.74%		2.69%		2.79%		2.80%		3.26%
Expenses, after waivers(7)	2.53%		2.65%		2.59%		2.70%		2.73%		2.83%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(7)	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Net investment income(7)	3.03%		2.87%		2.86%		2.02%		2.52%		3.00%
Supplemental data
Net assets, end of period (000’s)	$170		$169		$169		$173		$—		$440
Portfolio turnover rate(8)	12.07%		15.25%		18.23%		0.47%		3.96%		7.44%

(1)

Class D Shares commenced operations on March 4, 2022. On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares at $30.10 per share. Class D Shares were reopened on September 19, 2023 at $28.52 per share.

(2)	Per share calculations were performed using the average shares outstanding for the period. Per share data may be rounded in order to recompute the ending net asset value per share.

(3)

The amount shown is the balancing amount derived from the other figures in the schedule. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses on investments for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.

(4)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(5)	Taxed as a return of capital.

(6)

Total return is for the period indicated and has not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(7)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole and has not been annualized.

See accompanying notes to consolidated financial statements.

Financial Highlights

									For the Period
	For the Six								from September
	Months Ended		For the Year		For the Year		For the Year		9, 2022(1) to
	June 30, 2026		Ended December		Ended December		Ended December		December 31,
	(Unaudited)		31, 2025		31, 2024		31, 2023		2022
Class S Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$23.45		$24.86		$27.00		$30.39		$31.50

Income (Loss) from operations:
Net investment income	0.28		0.55		0.59		0.59		0.21
Net realized and unrealized loss(3)	(0.21)		(0.60)		(1.39)		(2.67)		(0.93)

Total income (loss) from operations	0.07		(0.05)		(0.80)		(2.08)		(0.72)
Less distributions:	(0.64	)(4)	(1.36	)(5)	(1.34	)(5)	(1.31	)(5)	(0.39	)(5)

Net asset value, end of period	$22.88		$23.45		$24.86		$27.00		$30.39

Total return(6)	0.31%		(0.20)%		(3.00)%		(7.04)%		(2.29)%
Ratio to average net assets
Expenses, before waivers(7)	3.26%		3.34%		3.29%		3.41%		4.32%
Expenses, after waivers(7)	3.13%		3.24%		3.20%		3.32%		3.57%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(7)	0.50%		0.50%		0.50%		0.50%		0.50%
Net investment income(7)	2.44%		2.27%		2.28%		2.01%		2.26%
Supplemental data
Net assets, end of period (000’s)	$43		$42		$55		$88		$94
Portfolio turnover rate(8)	12.07%		15.25%		18.23%		6.41%		7.44%

(1)	Class S Shares commenced operations on September 9, 2022.

(2)	Per share calculations were performed using the average shares outstanding for the period. Per share data may be rounded in order to recompute the ending net asset value per share.

(3)

The amount shown is the balancing amount derived from the other figures in the schedule. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses on investments for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.

(4)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(5)	Taxed as a return of capital.

(6)

Total return is for the period indicated and has not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan. Investment performance is presented without regard to sales load that may be incurred by Stockholders in the purchase of the Fund’s shares.

(7)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole and has not been annualized.

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements (Unaudited)

1. Organization

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of common stock. The Fund is a Maryland corporation and has elected and has qualified, and intends to continue to qualify annually, as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors (the “Board”) authorized 500 million shares of $0.001 par value common stock. The Fund’s currently effective registration statement has registered for sale to the public a total of $5,000,000,000 in shares of common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.

KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into an investment advisory agreement (the “Advisory Agreement”) with KKR Registered Advisor LLC on May 18, 2021, following Board approval on July 29, 2020. The Board most recently approved the continuation of the Advisory Agreement for an additional year on November 18, 2025.

As of June 30, 2026, the Fund had the following shares outstanding:

Class I Shares	35,858,317

Class U Shares	28,227,353

Class D Shares	7,448

Class S Shares	1,859

As of June 30, 2026 and December 31, 2025, respectively, an affiliate of the Adviser owned 11,666,587 and 11,157,986 Class I Shares.

Class I Shares, Class U Shares, Class D Shares and Class S Shares are offered at net asset value (“NAV”) per share, plus in the case of Class S Shares, a maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50% of the offering price. Certain participating broker-dealers may offer Class S Shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales charge and dealer manager fee will not exceed 3.50% of the offering price.

2. Summary of Significant Accounting Policies

Basis of Presentation — The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

Valuation of Investments — The Board of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule 2a-5.

The Fund’s investments will be valued at fair value in a manner consistent with GAAP. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Adviser recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Adviser does not require that fair value always be a predetermined point in the bid-ask range. The Adviser’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Adviser may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Advisor — The Board, including a majority of the independent directors, has appointed an independent valuation advisor (“Independent Valuation Advisor”) to provide valuation services to the Fund in respect of the Fund’s investments in real estate debt (e.g., mortgage loans and mezzanine loans) and real property (e.g., direct investments in real property and interests in private holding vehicles of real property), which do not have readily available market prices. The Independent Valuation Advisor, subject to the oversight of the Adviser in its capacity as valuation designee of the Fund, is responsible for providing valuations of these investments, as well as coordinating third-party appraisals of the Fund’s real properties on a periodic basis. The Adviser, in its capacity as valuation designee of the Fund, with the approval of the Board, including a majority of the independent directors, may change the Independent Valuation Advisor or engage additional independent valuation advisors in the future.

Private Commercial Real Estate — The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date. Other methodologies that may also be used to value properties include sales comparisons and replacement cost approaches. Under the sales comparison approach, the Independent Valuation Advisor or the third-party appraiser, as applicable, develops an opinion of value by comparing the subject property to similar, recently sold properties in the surrounding or competing area. For portfolios of properties, the sales comparison approach could include a portfolio premium or portfolio discount, as applicable. The replacement cost approach relies on the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

Except for single family rental properties, each asset will be appraised by a third-party appraiser other than the Independent Valuation Advisor once per year. Each month the Independent Valuation Advisor (or, in the case of certain assets located outside of the United States, a valuation firm designated by the Independent Valuation Advisor and approved by the Adviser) will value the remaining real properties that are not being appraised by a third-party appraiser that month. Single family rental properties that have been acquired leased will be valued by the Independent Valuation Advisor each month following the first 45 days after acquisition. Single family rental properties that have been acquired vacant will be valued at cost until 45 days following the date the property is leased or the later of (a) 45 days following the date the property completes renovations or (b) three months after the acquisition date, and thereafter will be valued by the Independent Valuation Advisor each month.

Commercial Mortgage-backed Securities — Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers. The Fund has historically invested a significant portion of its portfolio in CMBS.

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/ dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate Loans — Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Share Class Accounting — The Fund’s investment income, expenses (other than class-specific expenses, such as distribution and servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Please refer to Note 6 for additional information on distribution and servicing fees allocated to certain share classes.

Cash and Cash Equivalents — Cash and cash equivalents substantially consists of money market funds with financial institutions that invest in securities with maturities of three or fewer months. As of June 30, 2026, the Fund was invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio.

Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or foreign cash is presented in the Consolidated Statement of Cash Flows. Cash and foreign cash include cash and foreign cash on hand at the Fund’s custodian bank and do not include any short-term investments. As of and for the six months ended June 30, 2026, the Fund had no restricted cash presented on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included within the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Consolidated Statement of Operations.

Income from Underlying Investments — Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.

Financing Costs — Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. For the six months ended June 30, 2026, the amortization of deferred financing costs totaled $469,261.

Distributions to Stockholders — Distributions from net investment income of the Fund, if any, are paid on a monthly basis. Distributions to stockholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is comprised of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Other Information — The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of June 30, 2026; however, uncertainty over the ultimate impact that significant domestic and macroeconomic events, such as ongoing trade and inflationary pressures, shifting interest rates, uncertainty caused by bank failures, U.S. military action overseas, the war in Ukraine, and the conflict and escalating tensions in the Middle East, will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2026 inherently less certain than they would be absent these impacts. Actual results may ultimately differ materially from those estimates.

Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

Segment Reporting Disclosure — During the period ending December 31, 2024, the Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The Chief Executive Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment based on the fact that the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2026, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Assets

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Investment:†

Investments in Real Estate Equity	$—	$—	$1,004,431,550	$1,004,431,550

Commercial Mortgage-backed Securities	—	270,738,218	23,244,030	293,982,248

Money Market Fund	148,440,134	—	—	148,440,134

Total Investments	$148,440,134	$270,738,218	$1,027,675,580	$1,446,853,932

Derivatives:

Foreign Currency Exchange Contracts	—	12,823,447	—	12,823,447

†	See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed Securities	Total

Balance as of December 31, 2025	$954,574,308	$67,467,016	$23,243,457	$1,045,284,781

Purchases	102,120,963	—	—	102,120,963

Sales & Returns of Capital	(37,641,764)	(68,298,077)	—	(105,939,841)

Realized gain	—	128,743	—	128,743

Accrued premiums/(discounts)	—	893,326	4,958	898,284

Net change in unrealized appreciation/(depreciation)	(14,621,957)	(191,008)	(4,385)	(14,817,350)

Balance as of June 30, 2026	$1,004,431,550	$—	$23,244,030	$1,027,675,580

Net change in unrealized appreciation/(depreciation) on investments held at June 30, 2026	$(14,621,957)	$—	$(4,385)	$(14,626,342)

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at June 30, 2026	Valuation Technique	Unobservable Input(s)	Range of Values (Weighted Average)	Impact to Valuation from an Increase in Input

		Discounted	Discount Rate	4.20% - 8.50% (7.12%)	Decrease

Investments in Real Estate Equity	$1,004,431,550	Cash Flow	Exit Capitalization Rate	3.90% - 7.01% (5.97%)	Decrease

Commercial Mortgage-backed Securities	$23,244,030	Yield Method	Credit Spread	5.06% - 5.60% (5.37%)	Decrease

4. Investments

Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of June 30, 2026. The values below represent a 100% share of the unconsolidated significant subsidiaries, including any portion not owned by the Fund. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost based accounting whereby real properties are initially capitalized at cost and subject to a depreciation charge over time. As of June 30, 2026, the real estate properties reflected below at a gross carrying value of $3,053,864,887 on such depreciated historical cost basis were deemed to have an equivalent estimated fair value of $3,306,358,115 under the Fund’s valuation procedures. For additional information about each property (including the segment and investment, number of properties, location, acquisition date, ownership interest, square footage and occupancy rate), please refer to the Fund’s website at www.krest.reit.

In connection with the financing arrangements of certain unconsolidated joint ventures, the Fund has provided limited recourse guarantees related to the joint ventures’ indebtedness, under which the Fund may be required to perform only upon the occurrence of specified non-economic events, including, but not limited to, fraud, willful misconduct, misapplication of funds, voluntary bankruptcy filings, or other prohibited actions as defined in the applicable loan agreements. Management believes that the likelihood of the Fund being required to perform under these guarantees is remote. Accordingly, no liability related to these guarantees has been recorded in the accompanying Consolidated Statement of Assets and Liabilities as of June 30, 2026.

The Fund values its share of net equity interests in these significant subsidiaries at fair value. At June 30, 2026, the estimated fair value of the Fund’s net equity interest in these significant subsidiaries was $1,004,431,550.

As of June 30, 2026
Balance Sheet:

Assets:

Real estate properties	$3,053,864,887

Cash	86,010,293

Other assets	231,577,596

Total assets	3,371,452,776

Liabilities and equity:

Financing secured by properties	2,462,792,880

Other liabilities	100,204,424

Total liabilities	2,562,997,304

Equity	808,455,472

Total liabilities and equity	$3,371,452,776

For the Six Months Ended June 30, 2026

Income Statement:

Revenue	$125,241,911

Expenses	(144,250,713)

Net income (loss)	$(19,008,802)

5. Forward Foreign Currency Contracts

The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2026, the fair value of forward foreign currency contracts were assets of $12,823,447. This is located on the Consolidated Statement of Assets and Liabilities under Forward foreign currency contracts. For the six months ended June 30, 2026, the change in net unrealized appreciation/(depreciation) on forward foreign currency contracts was $(163,841) and the net realized gain was $3,311,646. These are located on the Consolidated Statement of Operations under Forward foreign currency contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk. For the six months ended June 30, 2026, the Fund’s average monthly market value of forward foreign currency contracts sold was $56,218,139.

6. Related Party Transactions

Investment Advisory Agreement — The Board approved the Advisory Agreement on July 29, 2020 and the Fund entered into the Advisory Agreement on May 18, 2021. The Board approved the continuation of the Advisory Agreement for an additional year on November 18, 2025. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly Management Fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly Incentive Fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below. On May 20, 2026, the Adviser and the Fund entered into an agreement whereby the Adviser has agreed, for the period beginning May 20, 2026, through June 30, 2027 (the “Waiver Period”), to waive the Incentive Fee payable to the Adviser under the Investment Advisory Agreement between the Fund and the Adviser dated May 18, 2021 (the “Incentive Fee Waiver”).

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Under the Advisory Agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and Incentive Fees in shares of the Fund’s common stock. For more information on the exemptive relief, refer to the Fund’s amended application for exemptive relief (File No. 812-15834), filed with the SEC on April 27, 2026 and granted by the SEC on June 11, 2026.

During the six months ended June 30, 2026, the Adviser earned a Management Fee of $8,935,250 and a gross Incentive Fee of $3,712,043. During the six months ended June 30, 2026, the Fund waived Incentive Fees of $865,175. During the six months ended June 30, 2026, the Fund issued 385,158 shares and 123,443 shares to an affiliate of the Adviser in lieu of Management Fees and net Incentive Fees, respectively.

Expense Limitation Agreement — Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), through April 30, 2027, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within 36 months after the Adviser waived or reimbursed such fees or expenses; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. This arrangement cannot be terminated prior to April 30, 2027 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser).

For the six months ended June 30, 2026, the Adviser agreed to reimburse expenses of $94,898 incurred by the Fund pursuant to the Expense Limitation Agreement. The amounts are subject to recoupment within the 36-month period after the Adviser waived or reimbursed such fees or expenses. As of June 30, 2026 the amount due from the Adviser of $58,675, which is related to amounts waived under the Expense Limitation Agreement by the Adviser on behalf of the Fund, net of amounts due to the Advisor for expenses paid on behalf of the Fund.

Shareholder Priority Plan — On June 4, 2024, KKR Alternative Assets LLC (“KAA”), an affiliate of the Adviser, contractually committed to the Fund to continue to hold approximately 7,732,436 of Class I Shares currently owned by KAA, representing approximately $200 million based on the Fund’s NAV as of May 28, 2024 (the “Support Shares”), through June 1, 2027 and, to the extent necessary, contribute such shares to the Fund to support a NAV per share of $27.00 on June 1, 2027. If on June 1, 2027 the Fund’s NAV per share is less than $27.00 per share for any share class, KAA will contribute to the Fund as many of the Support Shares as are required, up to the maximum number of Support Shares, to reduce the number of outstanding shares and increase the NAV per share for each class of the Fund’s shares up to $27.00 per share (the “Shareholder Priority Plan”). If the Fund’s NAV per share for any class on June 1, 2027 is less than $27.00 per share and the contribution of all of the Support Shares is not sufficient to cause the NAV per share for each class to equal $27.00 per share, KAA will contribute all such Support Shares to support the Fund’s NAV per share on such date. While the Shareholder Priority Plan is a contractual obligation to support the Fund’s NAV per share, there is no guarantee that the contribution of the Support Shares will be sufficient to achieve a $27.00 per share NAV on June 1, 2027. For the avoidance of doubt, KAA is not obligated to contribute any of the Support Shares prior to June 1, 2027, and KAA is not obligated to contribute any of the Support Shares if the NAV per share for each class equals or exceeds $27.00 per share on June 1, 2027.

Administrator — KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials for and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Administrator has entered into a sub-administration agreement with The Bank of New York Mellon. The Fund bears all costs and expenses of its operations, administration and transactions, including the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund. For the six months ended June 30, 2026, the Fund incurred $365,968 for these services.

The Bank of New York Mellon serves as sub-administrator to the Fund (the “Sub-Administrator”). Under the Sub-Administration Agreement, the Sub-Administrator maintains the Fund’s general ledger, assists in making certain regulatory filings for the Fund, and is responsible for calculating the net asset value of the Fund’s shares of common stock and generally managing the administrative affairs of the Fund. The Sub-Administrator also provides real estate administrative services to the Fund.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund has adopted a distribution and service plan for Class U Shares, Class D Shares and Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Fund compensates the Distributor for direct and indirect costs and expenses incurred in connection with shareholder servicing and advertising, marketing and other distribution services in an amount not to exceed 0.85% (0.60% Rule 12b-1 distribution fee and 0.25% shareholder service fee), for Class U and Class S Shares, and 0.25%, for Class D Shares, on an annualized basis of the average daily net assets of the respective class. On May 11, 2023, all outstanding Class D Shares were converted to Class I Shares. Class D Shares were reopened on September 19, 2023. Class I Shares do not incur distribution or servicing fees.

Property Managers — The Fund and its real estate ventures have hired and expect in the future to hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.

AIP — Alpha Industrial Properties (the “AIP Manager”) is an industrial property operating platform owned by another KKR-managed fund. The AIP Manager provides property management and asset management services to the industrial assets owned by the Fund’s unconsolidated subsidiaries for market based compensation on an arm’s length basis. The property management and asset management fees paid to the AIP Manager by the Fund’s unconsolidated subsidiaries totaled $713,892 for the six months ended June 30, 2026.

Drawbridge — Drawbridge Realty Management, LLC (“Drawbridge”) is a vertically integrated platform that manages high quality net lease office assets across the United States and provides property management services to the Fund’s unconsolidated subsidiaries for prime single tenant properties. KKR has a majority ownership interest in Drawbridge and Drawbridge is controlled by a board of managers comprised of two KKR members, who are also on the Board, and two non-KKR members. The property management fees paid to Drawbridge by the Fund’s unconsolidated subsidiaries totaled $414,759 for the six months ended June 30, 2026.

MCH — My Community Homes (“MCH”) provides certain management services to permit the institutional ownership of single family residential (“SFR”) homes which the Fund engages. MCH is a platform owned by another KKR-managed fund that was established to non-exclusively support the accumulation and management SFR homes on behalf of KKR-affiliated accounts, including the Fund’s unconsolidated subsidiaries. To ensure the equitable allocation of SFR investment opportunities among KKR funds and accounts, KKR has adopted a rotational investment allocation policy where each investor or group of investors will generally accumulate the optimal value of homes to permit the execution of a securitization before the rotation to the next KKR investor in sequence. MCH does not charge fees to the KKR funds and accounts it manages homes on behalf of, and instead allocates a pro-rata share of its actual costs to those platform users to achieve a break-even bottom line. Expenses are allocated between the applicable accounts based on homes under management, homes acquired in a given period, or other reasonable methods. The expenses allocated to the Fund’s unconsolidated subsidiaries totaled $871,271 for the six months ended June 30, 2026.

SLP — Strategic Lease Partners (“SLP”) was formed by KKR in 2021 as a platform for specific KKR real estate and credit funds to aggregate a diversified portfolio of net lease investments. The SLP platform targets a relatively broad range of properties across (i) manufacturing/food production, (ii) warehouse/logistics, (iii) specialized (lab, R&D, hybrid) and (iv) long-term office. It is contemplated that SLP could be engaged as the property manager for future long-leased industrial/manufacturing properties where relevant on the same market terms as the Fund currently engages the AIP Manager, discussed above. During the six months ended June 30, 2026, the Fund did not incur a fee.

GA — Global Atlantic (“GA”) is a U.S. retirement and life insurance company, with a broad range of investment products and access to a network of financial advisers and independent broker-dealers. GA is wholly-owned by KKR, and operates as a KKR subsidiary and standalone business. Global Atlantic Distributors, LLC, a subsidiary of GA, serves as a sub-distributor of the Fund and provides wholesaling distribution services for the Fund in the independent broker-dealer channel. During the six months ended June 30, 2026, the Fund did not incur a fee.

Sentio — Sentio Investments, LLC (“Sentio”) is a vertically integrated platform owned by another KKR-managed fund that manages a national portfolio of senior housing communities. Sentio has been engaged to serve as property manager for certain senior housing investments by the Fund. During the six months ended June 30, 2026, the Fund incurred a fee of $188,163 for these services.

K-STAR — K-STAR Asset Management LLC (“K-STAR”) is a real estate credit asset management and special servicing platform. K-STAR has been engaged to serve as special servicer of certain CMBS trusts where the Fund is the directing certificate holder, and has been appointed by the Fund to carry out the operational aspects of certain directly originated loans held by KREST. During the six months ended June 30, 2026, the Fund did not incur a fee.

Elevate — Elevate is a platform setup under University Partners in 2024. Elevate is an operationally-focused asset management platform, which KKR expects to create immediate value across the Fund’s portfolio. Elevate’s capabilities are designed to provide maximum, cost efficient leverage at the most impactful points of inefficiency or within operational areas in which KKR has experienced the least amount of consistency from third party operations. The capabilities are primarily operationally focused by design in an effort to drive value at the asset level and be complimentary rather than redundant to the skill set within KKR asset management. It is contemplated that Elevate will seek reimbursement for such services a portion of which may be directly or indirectly borne on KREST on arm’s length terms. During the six months ended June 30, 2026, the Fund incurred a fee of $106,622 for these services.

K-STAR EMEA — K-STAR EMEA is a special servicer for commercial mortgage loans originated in Europe. K-Star EMEA provides services to replace external servicers in provision of certain activities and to provide oversight of Primary Servicing Activities performed by Primary Servicers. K-Star EMEA will provide many value-add services to KKR Lenders (including KREST) previously provided by KKR. It is contemplated that K-Star EMEA will seek reimbursement for such services a portion of which may be directly or indirectly borne on KREST on arm’s length terms to be approved by the Board. During the six months ended June 30, 2026, the Fund did not incur a fee.

Debt Arrangement Fees — The Distributor provided debt arrangement services, including in connection with Fund financings and property level debt placements for certain of the Fund’s real estate ventures, resulting in aggregate fees of $331,996 for the six months ended June 30, 2026.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

7. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 2026 were as follows:

Investments(1)

Purchases	$166,720,963

Sales	$261,875,517

(1)	Includes non-cash real estate investment purchases and returns of capital.

The following were considered affiliates for all or some portion of the six months ended June 30, 2026, along with the respective transactions.

	Affiliate Value at December 31, 2025	Purchased Cost	Sold Proceeds

Industrial - AIP-PMR 3-Pack	$63,823,522	$18,893,796	$494,858

Industrial - Calhoun 75	48,859,171	—	33,213,640

Industrial - Charleston	34,507,674	8,223,257	—

Industrial - Lakemont Blvd	11,844,219	—	1,371,247

Industrial - Lambert Farms	34,295,124	9,282,217	—

Industrial - MB Parts Korea DC	36,872,258	—	—

Industrial - Rickenbacker Logistics Park	44,317,213	—	28,729

Industrial - S. 500 Whitestown	17,998,780	—	1,169,145

Industrial - Veterans Point	66,989,663	—	121,651

Medical Office - Southeastern Portfolio I	49,985,125	—	—

Prime ST - 300 Pine	56,394,325	—	—

Prime ST - El Camino Real	26,845,644	—	—

Prime ST - HQ @ First	141,871,810	—	—

Residential - Jacksonville Senior Living Portfolio	—	64,349,015	—

Residential - Main Line 4-Pack	35,171,117	688,750	—

Residential - National Portfolio 1a	6,866,001	—	—

Residential - National Portfolio 1b	87,961,558	—	247,504

Residential - Phoenix Senior Living Portfolio	46,343,113	—	994,990

Residential - Presidential City	75,020,583	683,928	—

Residential - The Beach House Apartments	33,436,533	—	—

Residential - Tokyo Multifamily Portfolio I	35,170,875	—	—

	$954,574,308	$102,120,963	$37,641,764

(cont’d)	Realized Gain (Loss)	Dividend Income	Change in Net Unrealized Appreciation/ (Depreciation)	Affiliate Value at June 30, 2026

Industrial - AIP-PMR 3-Pack	$—	$1,512,385	$1,632,760	$83,855,220

Industrial - Calhoun 75	—	497,495	74,826	15,720,357

Industrial - Charleston	—	—	7,294,792	50,025,723

Industrial - Lakemont Blvd	—	149,249	211,932	10,684,904

Industrial - Lambert Farms	—	557,194	431,114	44,008,455

Industrial - MB Parts Korea DC	—	1,513,854	(18,357,674)	18,514,584

Industrial - Rickenbacker Logistics Park	—	547,245	1,047,294	45,335,778

Industrial - S. 500 Whitestown	—	517,395	6,455	16,836,090

Industrial - Veterans Point	—	636,794	4,352,509	71,220,521

Medical Office - Southeastern Portfolio I	—	1,301,868	2,036,990	52,022,115

Prime ST - 300 Pine	—	3,333,330	(730,612)	55,663,713

Prime ST - El Camino Real	—	1,134,289	1,821,290	28,666,934

Prime ST - HQ @ First	—	8,755,912	1,975,040	143,846,850

Residential - Jacksonville Senior Living Portfolio	—	955,190	3,437,918	67,786,933

Residential - Main Line 4-Pack	—	—	(7,041,329)	28,818,538

Residential - National Portfolio 1a	—	—	(545,890)	6,320,111

Residential - National Portfolio 1b	—	—	(3,173,412)	84,540,642

Residential - Phoenix Senior Living Portfolio	—	881,802	8,053,263	53,401,386

Residential - Presidential City	—	—	(16,884,670)	58,819,841

Residential - The Beach House Apartments	—	746,243	980,451	34,416,984

Residential - Tokyo Multifamily Portfolio I	—	889,084	(1,245,004)	33,925,871

	$—	$23,929,329	$(14,621,957)	$1,004,431,550

8. Fund Borrowings

In December 2022, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with Barclays Bank PLC, Goldman Sachs Lending Partners LLC and Wells Fargo Bank, N.A. in the amount of $250,000,000. The interest rate on Benchmark Advances under the Credit Agreement is the Secured Overnight Financing Rate (“SOFR”) plus applicable margin of (a) 3.05% for borrowings in U.S. dollars or Sterling or (b) 3.00% for borrowings in currencies other than U.S dollars and Sterling. The Fund pays a non-usage fee equal to 0.35% per annum on the daily unused portion of the committed line. In May 2025, the Fund extended the Credit Agreement for three years through May 12, 2028. The Credit Agreement also has a one year extension option through May 12, 2029. As of June 30, 2026, the Fund had no borrowings outstanding under the Credit Agreement. Under the terms of the Credit Agreement, the Fund is subject to customary affirmative and negative covenants. As of June 30, 2026, the Fund was in compliance with all of its covenants.

With respect to these borrowings, during the six months ended June 30, 2026, the average dollar amount of borrowings on the days that the Fund had a loan outstanding was $35,250,000 at an average interest rate of 6.722%. Interest expense of $935,182 in connection with these borrowings is included on the Consolidated Statement of Operations.

9. Distributions to Stockholders by Class

	Six Months Ended June 30, 2026(1) (Unaudited)		Year Ended December 31, 2025(2)
	Per Share	Amount	Per Share	Amount
Class I	$0.74	$25,694,647	$1.56	$42,679,742

Class U	0.64	17,519,522	1.36	36,170,248

Class D	0.71	5,214	1.50	10,475

Class S	0.64	1,178	1.36	2,401

Total		$43,220,561		$78,862,866

(1)	Stockholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year.

(2)

Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

10. Capital Stock Transactions

At June 30, 2026, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows for the periods indicated:

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Class I

Shares issued	4,908,904	$114,250,554	15,130,572	$361,734,316

Shares issued on reinvestment	222,676	5,168,058	357,236	8,543,366

Shares repurchased through tender offer	(4,735,532)	(110,467,940)	(2,416,043)	(58,223,362)

Net increase	396,048	$8,950,672	13,071,765	$312,054,320

Class U

Shares issued	2,449,140	$56,985,416	3,784,581	$90,892,411

Shares issued on reinvestment	450,549	10,456,807	886,791	21,265,394

Shares repurchased through tender offer	(1,317,578)	(30,714,869)	(6,308,758)	(152,559,038)

Net increase (decrease)	1,582,111	$36,727,354	(1,637,386)	$(40,401,233)

Class D

Shares issued on reinvestment	225	5,214	437	10,475

Net increase	225	$5,214	437	$10,475

Class S

Shares issued on reinvestment	51	1,178	99	2,378

Shares repurchased through tender offer	—	—	(509)	(12,639)

Net increase (decrease)	51	$1,178	(410)	$(10,261)

11. Tender Offers

On the commencement dates below, the Fund commenced tender offers for up to 5% of all of its outstanding shares of common stock subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The purchase prices of properly tendered Shares were equal to the net asset value per Share as of the close of the New York Stock Exchange trading session on the date the tender offer expired. The duly tendered Shares were not withdrawn.

Commencement Date	Expiration Date	Announcement Date	Share Class	Total Shares Tendered(1)	Total Shares Repurchased(1)	Purchase Price
			Class I	481,081	481,081	$24.83
			Class U	1,615,384	1,615,384	$24.83
December 11, 2024	January 10, 2025	January 14, 2025	Class S	509	509	$24.83
			Class I	365,898	365,898	$24.24
March 14, 2025	April 11, 2025	April 15, 2025	Class U	1,884,621	1,884,621	$24.24
			Class I	1,215,575	1,215,575	$23.90
June 11, 2025	July 11, 2025	July 15, 2025	Class U	1,410,437	1,410,437	$23.90
			Class I	353,489	353,489	$23.64
September 18, 2025	October 17, 2025	October 21, 2025	Class U	1,398,316	1,398,316	$23.64
			Class I	2,868,766	2,332,806	$23.50
December 10, 2025	January 9, 2026	January 13, 2026	Class U	744,401	605,330	$23.49
			Class I	3,250,764	2,402,727	$23.16
March 13, 2026	April 10, 2026	April 14, 2026	Class U	963,669	712,248	$23.16
			Class I	1,899,462	1,899,462	$22.82
June 17, 2026	July 17, 2026	July 21, 2026	Class U	1,256,586	1,256,586	$22.82

(1)

Subsequent to certain tender offer expiration dates, the Fund accepted repurchase requests that were submitted timely and in good order by a Fund stockholder, and as a result, the number of shares tendered and repurchased in connection with certain tender offers, reported in this shareholder report on Form N-CSR, differ immaterially from the number of shares reported as tendered and repurchased in certain Fund Schedule TO filings.

12. Risk Considerations

An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:

Private Commercial Real Estate Risk — Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs. The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions. The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Prime Single Tenant Risk — The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on our business and financial results.

Liquidity Risk — The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common stock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

CMBS Risk — CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. The Fund has historically invested a significant portion of its portfolio in CMBS.

Single Family Rental Market Risk — A portion of the Fund’s investment portfolio will consist of interests in private investment vehicles that own or otherwise have interests in single family rental properties that are professionally managed. The Fund may also have direct interests in single family rental properties or debt instruments or preferred equity securities providing exposure to such properties. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional owners and property managers, many of which may have more specialized market knowledge than the Adviser. Investors also face risks caused by proposed state and federal laws intended to prohibit institutional investors from engaging in the single family rental market. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have an impact on the value of the Fund’s assets or operating results. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance.

Leverage Risk — The Fund may use leverage in connection with its investments. Leverage may result in greater volatility of the NAV of, and distributions on, the common stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Stock, if any, are borne entirely by holders of common stock.

Risks Related to Developments in the Banking Sector — Uncertainty caused by bank failures—and general concern regarding the financial health and outlook for other financial institutions—could have an overall negative effect on banking systems and financial markets generally. Any developments could also have other implications for broader economic and monetary policy, including interest rate policy. There can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Fund or one or more of its portfolio investments or its overall performance.

Risks Related to the Fund’s REIT Status — The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Valuation Risk — Within the parameters of the Fund’s valuation guidelines and applicable U.S. Securities and Exchange Commission and accounting rules and guidance, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Adviser and the Independent Valuation Advisor. Rapidly changing market conditions or material events may not be immediately reflected in our daily NAV.

Investment and Market Risk — An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in common stock represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.

Inflation Risk — Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

Interest Rate Risk — The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

Illiquid Investment Risk — Many of the Fund’s investments will be illiquid, including the Fund’s commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund.

Non-U.S. Investment Risk — The Fund has in the past invested and may in the future continue to invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia and Europe. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

Trade Risk — In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future tenants and adversely affect the revenues and profitability of the Fund’s tenants whose businesses rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States.

For more information on these and other risks, refer to the Fund’s prospectus.

13. Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2025, the tax character of distributions paid by the Fund was $78,862,866 of return of capital.

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2025:

Accumulated net operating loss	$(99,481,505)

Net unrealized depreciation	(141,287,895)

Other book/tax temporary differences	228,469,442

Total distributable earnings (losses)	$(12,299,958)

At June 30, 2026, the federal tax basis, aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal tax cost	$1,162,299,600

Gross unrealized appreciation	$219,949,633

Gross unrealized depreciation	(83,835,435)

Net unrealized appreciation	$136,114,198

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

Adjusted Funds from Operations and Funds Available for Distribution (Unaudited)

We believe adjusted funds from operations (“AFFO”) is a meaningful non-GAAP supplemental measure of the recurring operating results of the Fund and its investments excluding the impact of certain non-cash items. The Fund defines AFFO as the increase in net assets applicable to Common Stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management fees, incentive fees, and directors’ fees paid in shares of the Fund, (vi) realized (gains) losses, and (vii) stockholder specific expenses and including undistributed income and (commencing in 2026) recuring tenant improvements, leasing commissions and other capital expenditures attributable to the Fund’s unconsolidated subsidiaries. The addition of recuring tenant improvements as of 2026 is primarily due to the acquisition of residential investments since December 2025 that have recurring capital expenditure needs. Stockholder specific expenses are included within Total Distributions, distribution and servicing fees to reflect that distributions paid on each of the Fund’s share class are generally reduced relative to the distributions paid to Class I stockholders by such amounts.

AFFO should not be considered to be more relevant or accurate than the GAAP methodology in evaluating our operating performance. In addition, AFFO should not be considered as alternatives to net investment income (loss) or increase (decrease) in net assets applicable to common stockholders from operations, or as indications of our performance, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, AFFO is not intended to be used as liquidity measures indicative of cash flow available to fund our cash needs, including our ability to make distributions to our stockholders.

For the Six Months Ended June 30, 2026
Increase in Net Assets Applicable to Common Stockholders from operations	$7,673,692

Adjustments to arrive at AFFO:

Change in net unrealized (appreciation) depreciation	16,590,792

Amortization of premium (accretion of discount) on real estate securities	(44,931)

Amortization of fees on real estate loans	(893,326)

Amortization of deferred financing costs	469,261

Non-cash management fees	8,935,250

Non-cash incentive fees	2,846,868

Non-cash directors’ fees	150,000

Realized (gain) loss on foreign currency transactions	68,488

Realized (gain) loss on investments	(194,183)

Realized (gain) loss on forward foreign currency contracts	(3,311,646)

Distribution and servicing fees	2,672,828

Undistributed income attributable to non-consolidated joint ventures	4,444,909

Recuring tenant improvements, leasing commissions and other capital expenditures attributable to non-consolidated joint ventures(1)	(1,391,772)

AFFO attributable to Common Stockholders	38,016,230

Distributions to Common Stockholders	43,220,561

Distribution and servicing fees	2,672,828

Total Distributions, distribution and servicing fees	$45,893,389

(1)	Recuring tenant improvements and leasing commissions are generally related to second generation leases and other capital expenditures required to maintain our investments.

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by SS&C Global Investor & Distribution Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elect to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator by telephone at (855) 844-8655 or in writing to SS&C Global Investor & Distribution Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to the DRIP Administrator.

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

(b) The notice transmitted to stockholders in reliance on Rule 30e-3 is attached herewith.

An Important Report to Shareholders of

KKR Real Estate Select Trust Inc.

is Now Available Online and In Print by Request

KKR Real Estate Select Trust Inc.	To request a paper copy of the report:

Thank you for being a shareholder. You are encouraged to access and review this important report containing information about the fund, including portfolio holdings and financial statements.	Online: Visit https://www.krest.reit/contact/ and use the online form to let us know you would like a paper copy of the report.

The report is available at:	Telephone and Email:

https://www.krest.reit/resources/for-shareholders/

The report is also available by mail or email upon request free of charge. Reports for the prior reporting periods and the fund’s portfolio holdings for its most recent first and third fiscal quarters are also available online and in print by request. Current and future report delivery requests can be submitted at any time using the options described in this notice.

Call 1-855-844-8655 toll free or email PrivateWealthIR@kkr.com, and a KKR representative would be happy to mail you a copy of the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund toll free at 1-855-844-8655. You may also contact your intermediary or the Fund, as applicable, if you wish to change your election so that you receive reports electronically.

Why am I receiving this notice?

The Securities and Exchange Commission adopted Rule 30e-3 under the Investment Company Act of 1940, which, among other things, allows certain registered investment companies to deliver shareholder reports by making such reports accessible at a website address. You still may elect to receive a paper copy of the current report and/or any future reports by following the instructions to the right. You will not otherwise receive a paper copy of these materials.

KKR Democratized Access Vehicles

c/oSS&C GIDS , Inc.

P.O. Box 219302

Kansas City, MO 64121-9302

Tel: (855) 844-8655 Fax: (833) 674-0748

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

-OR-

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclose the following information for each such divested security: (1) name of the issuer; (2) exchange ticker symbol; (3) Committee on Uniform Securities Identification Procedures (“CUSIP”) number; (4) total number of shares or, for debt securities, principal amount divested; (5) Date(s) that the securities were divested; (6) if the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and (7) name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) Not applicable for semi-annual report.

(a)(4) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Julia Butler
Julia Butler, Chief Executive
Officer and President
(principal executive officer)

Date: August 26, 2026____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Julia Butler
Julia Butler, Chief Executive
Officer and President
(principal executive officer)

Date: August 26, 2026____________

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date:_ August 26, 2026____________

* Print the name and title of each signing officer under his or her signature.